UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2022

ATLANTIC COASTAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40158	85-4178663
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 St Johns Lane, Floor 5 New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (248) 890-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	ACAHU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ACAH	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ACAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on November 30, 2021, Atlantic Coastal Acquisition Corp., a Delaware corporation (“ACAH”), Alpha Merger Sub 1, Inc., a Delaware corporation (“Merger Sub”), and Essentium, Inc., a Delaware corporation (“Essentium”), entered into a business combination agreement (the “Business Combination Agreement”).

On February 9, 2022, ACAH, Merger Sub, and Essentium entered into a Termination and Fee Agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the parties agreed to mutually terminate the Business Combination Agreement, subject to the conditions set forth in the Termination Agreement. In conjunction with the termination of the Business Combination Agreement, the PIPE Subscription Agreements, the Forward Purchase Agreement, the Sponsor Letter Agreement, the Transaction Support Agreements (as each is defined in the Business Combination Agreement) and the Tender Offer Agreement (as defined in the Forward Purchase Agreement) (together, the “Ancillary Documents”) have also been terminated in accordance with their respective terms as of the date of this Current Report on Form 8-K. Upon termination, the Sponsor Letter Agreement shall revert to the form of the Prior Letter Agreement (as defined in the Sponsor Letter Agreement), dated as of March 3, 2021. In addition, the Loan and Security Agreement between Cantor Fitzgerald Securities and Atlantic Coastal Finance Company LLC, dated November 30, 2021 (the “Loan Agreement”) provides that the termination of the Business Combination Agreement relieves Cantor Fitzgerald Securities of its obligation to make the loan contemplated by the Loan Agreement.

The Termination Agreement provides that ACAH will be entitled to receive cash payments or a warrant to acquire Essentium shares, subject to the occurrence of certain events, as follows: (i) the lesser of (a) an amount in cash equal to five percent (5%) of the aggregate gross proceeds to Essentium of all Financing Transactions (as defined in the Termination Agreement) consummated on or prior to March 8, 2023 and (b) $7,500,000, (ii) if Essentium consummates a Sale of the Company (as defined in the Termination Agreement) on or before March 8, 2023, the greater of (a) $2,000,000 and (b) an amount in cash equal to five percent (5%) of the net proceeds received by Essentium upon the consummation of such Sale of the Company, (iii) if Essentium has not consummated a Sale of the Company on or prior to March 8, 2023, a warrant to acquire a number of Essentium shares in an amount equal to five percent (5%) of the Fully Diluted Shares Outstanding (as defined in the Business Combination Agreement) as of February 9, 2022, as adjusted to take into account any stock split, stock dividend or similar event effected with respect to Essentium’s shares on or after the February 9, 2022 and on or prior to the date of the warrant, with an exercise price reflective of an implied equity value for Essentium of $500,000,000 as of the date of the warrant and (iv) if Essentium has not consummated a Sale of the Company on or prior to March 8, 2023, and ACAH determines to redeem its public shares and liquidate or dissolve on or after March 8, 2023 (and does not withdraw such determination), an amount equal to $2,000,000.

The Termination Agreement contains mutual releases by all parties thereto, for all claims known and unknown, relating and arising out of, or relating to, among other things, the Business Combination Agreement, or the transactions contemplated by the Business Combination Agreement, subject to certain exceptions with respect to claims for indemnity or contribution.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ACAH intends to seek a business combination with another operating company. As disclosed in the final prospectus relating to ACAH’s initial public offering, filed on March 5, 2021 and subsequent filings with the Securities and Exchange Commission, if ACAH has not consummated an initial business combination within 24 months from the closing of ACAH’s initial public offering, ACAH will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A common stock sold as part of the units in ACAH’s initial public offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in ACAH’s trust account, including interest earned on the funds held in ACAH’s trust account and not previously released to ACAH to pay ACAH’s taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then outstanding public shares of ACAH, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ACAH’s remaining shareholders and ACAH’s board of directors, liquidate and dissolve, subject in each case to ACAH’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Business Combination Agreement, the termination of all Ancillary Documents, and the Loan Agreement is incorporated by reference herein and made a part hereof.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2022, ACAH issued a press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ACAH under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “will be” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. ACAH does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination and Fee Agreement, dated as of February 9, 2022, by and among ACAH, Merger Sub and Essentium.
99.1	Press Release, dated February 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COASTAL ACQUISITION CORP.

	By:	/s/ Shahraab Ahmad
		Name:	Shahraab Ahmad
		Title:	Chief Executive Officer

Dated: February 11, 2022